Exhibit 99.1

First Keystone Corporation Annual Stockholders’ Meeting May 10, 2018

Robert A. Bull Chairman

Diane C. A. Rosler Senior Vice President, Chief Financial Officer This presentation contains certain forward - looking statements, which are included pursuant to the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995 , and reflect management’s beliefs and expectations based on information currently available . These forward - looking statements are inherently subject to significant risks and uncertainties, including changes in general economic and financial market conditions, the Corporation’s ability to effectively carry out its business plans and changes in regulatory or legislative requirements . Other factors that could cause or contribute to such differences are changes in competitive conditions, and pending or threatened litigation . Although management believes the expectations reflected in such forward - looking statements are reasonable, actual results may differ materially .

$ Amounts in thousands

$838,560 $900,952 $954,593 $985,089 $1,001,985 $765,696 $825,683 $881,892 $910,637 $927,179 $725,000 $775,000 $825,000 $875,000 $925,000 $975,000 $1,025,000 2013 2014 2015 2016 2017 Average Total Assets Average Earning Assets Average Total and Earning Assets (amounts in thousands)

$436,040 $468,470 $509,605 $518,145 $536,054 $321,627 $356,043 $370,061 $389,176 $388,488 $280,000 $330,000 $380,000 $430,000 $480,000 $530,000 $580,000 2013 2014 2015 2016 2017 Loans Investments Average Loan and Investment Balances (amounts in thousands)

4.83% 4.51% 4.35% 4.33% 4.30% 3.81% 3.28% 3.14% 2.97% 3.11% 2.50% 3.00% 3.50% 4.00% 4.50% 5.00% 2013 2014 2015 2016 2017 Loan Yields Investment Yields Loan and Investment Yields (tax equivalent)

$21,081 $21,127 $22,143 $22,420 $23,057 $12,252 $11,663 $11,638 $11,564 $12,077 $5,000 $10,000 $15,000 $20,000 $25,000 2013 2014 2015 2016 2017 Loan Income Investment Income Loan and Investment Income (tax equivalent) (amounts in thousands)

$569,235 $566,243 $583,356 $609,219 $607,222 $75,296 $129,788 $151,607 $139,402 $154,892 $0 $100,000 $200,000 $300,000 $400,000 $500,000 $600,000 2013 2014 2015 2016 2017 Average Interest Bearing Deposits Average Borrowings Average Interest Bearing Deposits and Borrowings (amounts in thousands)

0.64% 0.52% 0.54% 0.56% 0.70% 1.77% 1.15% 1.19% 1.33% 1.50% 0.00% 1.00% 2.00% 2013 2014 2015 2016 2017 Deposits Borrowings Liability Costs | Deposit and Borrowing Costs

$3,623 $2,954 $3,159 $3,425 $4,232 $1,331 $1,498 $1,807 $1,857 $2,316 $0 $1,000 $2,000 $3,000 $4,000 $5,000 2013 2014 2015 2016 2017 Deposit Interest Borrowing Interest Interest Expense | Deposit and Borrowing Expense (amounts in thousands)

3.79% 3.45% 3.30% 3.18% 3.11% 3.90% 3.77% 3.70% 3.59% 3.67% 3.00% 3.30% 3.60% 3.90% 4.20% 2013 2014 2015 2016 2017 First Keystone Community Bank Peer Banks Net Interest Margin – Source: FFIEC UBPR

$4,905 $5,146 $5,566 $5,165 $5,233 $19,597 $21,208 $21,022 $20,348 $21,521 $0 $5,000 $10,000 $15,000 $20,000 $25,000 2013 2014 2015 2016 2017 Total Non-Interest Income Total Non-Interest Expense *Before Net Investment Securities Gains, Gains from life insurance proceeds and FHLB Prepayment Penalties Non - Interest Income and Expense* (amounts in thousands)

$10,273 $10,211 $9,172 $9,472 $8,648 $8,500 $8,750 $9,000 $9,250 $9,500 $9,750 $10,000 $10,250 $10,500 2013 2014 2015 2016 2017 Net Income After Taxes (amounts in thousands)

1.23% 1.13% 0.97% 0.94% 0.85% 1.17% 1.12% 1.03% 1.01% 0.88% 0.75% 0.85% 0.95% 1.05% 1.15% 1.25% 2013 2014 2015 2016 2017 First Keystone Community Bank Peer Banks Return on Assets – Source: FFIEC UBPR

10.46% 10.40% 9.07% 8.77% 8.16% 11.07% 10.04% 9.16% 9.13% 8.21% 7.00% 8.00% 9.00% 10.00% 11.00% 12.00% 2013 2014 2015 2016 2017 First Keystone Community Bank Peer Banks Return on Equity – Source: FFIEC UBPR

$1.87 $1.84 $1.64 $1.68 $1.52 $1.04 $1.05 $1.08 $1.08 $1.08 $0.80 $1.00 $1.20 $1.40 $1.60 $1.80 $2.00 2013 2014 2015 2016 2017 Earnings Dividends Earnings and Dividends per Share

Income Statement Net Interest Income +Non - Interest Income =Operating Revenue - Loan Loss Provision =Pre - Tax Income - Income Tax Expense =Net Income Earnings Per Share 3 Months Ended March 31, 2018 3 Months Ended March 31, 2017 %Change $6,490 1,259 $7,749 50 5,895 $1,804 27 $1,777 0.2 (18.1) (3.3) (39.8) 12.0 (32.4) (93.0) (22.3) - Non - Interest Expense $0.31 (22.9) $6,478 1,538 $8,016 83 5,263 $2,670 384 $2,286 $0.40 Unaudited (amounts in thousands, except per share data)

Balance Sheet Cash & Cash Equivalents Investment Securities Net Loans Premises & Equip., Net Other Assets Total Assets Non - Interest Bearing Deposits Interest Bearing Deposits Total Deposits Borrowings Other Liabilities Stockholders’ Equity Liabilities and Stockholders’ Equity $ 11,783 349,137 565,865 20,389 54,256 $1,001,430 3.0 (12.7) 9.3 7.5 (0.4) (0.1) March 31, 2018 March 31, 2017 % Change $ 131,282 617,564 $748,846 135,791 4,365 112,428 $1,001,430 0.5 2.6 2.2 (9.5) (46.9) 0.8 (0.1) $ 11,436 400,011 517,528 18,959 54,451 $1,002,385 $ 130,637 601,949 $732,586 150,010 8,214 111,575 $1,002,385 Unaudited (amounts in thousands)

40 90 140 190 240 290 12/31/07 12/31/08 12/31/09 12/31/10 12/31/11 12/31/12 12/31/13 12/31/14 12/31/15 12/31/16 12/31/17 First Keystone Corporation NASDAQ Composite SNL Bank $500M-$1B First Keystone Corporation – 10 year Total Return Performance

Elaine A Woodland Interim President and CEO This presentation contains certain forward - looking statements, which are included pursuant to the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995 , and reflect management’s beliefs and expectations based on information currently available . These forward - looking statements are inherently subject to significant risks and uncertainties, including changes in general economic and financial market conditions, the Corporation’s ability to effectively carry out its business plans and changes in regulatory or legislative requirements . Other factors that could cause or contribute to such differences are changes in competitive conditions, and pending or threatened litigation . Although management believes the expectations reflected in such forward - looking statements are reasonable, actual results may differ materially . Welcome

Performance Improvement Strategy • Top Line Revenue Growth • Control Expenses • Allocation of resources

Top Line Revenue Growth Marketing Initiatives: • Residential Mortgage Direct Mail Campaign

Top Line Revenue Growth Marketing Initiatives: • Core Deposit Growth Direct Mail Campaign – PNC leaving Mocanaqua – Wells Fargo leaving Plymouth – BB&T leaving Shavertown

Top Line Revenue Growth Marketing Initiatives: • PNC leaving Mocanaqua

Top Line Revenue Growth Marketing Initiatives • Digital Campaign – Goal: Grow Core Deposits – Strong presence on websites that pertain to banking – Market to consumers based on search history

Top Line Revenue Growth Lehigh Valley LPO opened in Bethlehem, PA on May 7, 2018 Staffed by two commercial loan officers, and Loan Assistant: Michael Reis – 17 years in lending, all in Lehigh Valley Resident of Lehigh Valley for 17 years Michael Santiago – 27 years in financial services 17 years in lending Resident of Lehigh Valley for 13 years Lending experience in Lehigh Valley 7 years

Top Line Revenue Growth RPRS (Right Person, Right Seat) Existing Staff • Training Initiatives • Right level of staffing to position for growth • Depth and Breadth of Department Heads

Department Heads

Name/Title	Overall Banking Experience	Number of years with FKCB	Prior Positions held at FKCB	Prior Experience
Elaine A. Woodland Interim President and CEO	37 Years	25 Years	Teller, CSR, Acctg Clerk, Commercial Loan Officer, Director of Lending, COO	Credit Analyst, Credit Dept Manager, Commercial Lender
Diane C.A. Rosler Sr VP, CFO, Cashier	27 Years	27 Years	Purchasing Agent, Acctg Manager, Primary Financial Officer	Has worked her entire career at FKCB
Matthew W. Mensinger Sr VP, Director of Lending	19 Years	19 Years	Credit Analyst, Commercial Loan Officer Financial Services Representative	Has worked his entire career at FKCB
Mark J. McDonald Sr VP, Chief Credit Officer	32 Years	12 ½ Years	Commercial Services Officer, Credit Admin Manager	Branch Manager, Mortgage Loan Officer, Mortgage Loan Underwriter, Mortgage Loan Dept. Mgr., Credit Analyst, Relationship Mgmt Development Trainee, Underwriting Analyst, Commercial Lender, Loan Workout Officer
Jeffrey T. Wozniak Sr VP, Sr IT Manager and Info Security Officer	16 Years	16 Years	It Specialist, Network Specialist, Network Admin., IT Manager	Has worked his entire career at FKCB
Rebecca A. Hooper VP, Sr Trust Officer	15 Years	15 Years	Trust Clerk, Trust Admin., Asst Trust Officer, Trust Officer	Has worked her entire career at FKCB
Kevin Krieger VP, Compliance Officer and CRA Officer	39 Years	10 Years	BSA Officer	Compliance Consultant, Training Manager, Teller, Teller Supervisor, Bookkeeping Clerk, Proof Clerk, Control Department Clerk, Fed Funds Desk Manager, Branch Manager/Loan Officer Microfilm Clerk (PT)
Linda K. Yerges VP, HR Manager	45 Years	45 Years	Switchboard/CIF, Loan Clerk, Admin Asst., HR Officer	Has worked her entire career at FKCB
Barbara Robbins, Sr VP, Deposit Operations Manager	48 Years	48 Years	Computer Operator, Computer Programmer, EDP Supervisor/Systems Analyst	Has worked her entire career at FKCB

RPRS New Hires and OnBoarding • Hire the Right Person for the Right Seat – Always • Redesign OnBoarding process • New Hires exhibit our Core Values

Core Values Apply to Everyone • Dedicated to our Customers’ Needs • Be Accountable • Collaborative Team Player • Pro - Active Problem Solver • Be Positive, Fun and Optimistic

Top Line Revenue Growth Customer Engagement Need to ensure that we provide superior customer service, not only in our eyes, but as our customers perceive our service

Customer Engagement • Customer Survey • Employee Survey • Right Products and Services • Ease of doing business with us

Control Expenses • Top Down, Bottom Up • Line item review of expenses • Identify areas of improvement

Control Expenses Cont. • Room for expense reduction – Review day to day processes and procedures – Use technology for process improvements – Streamline procedures • Spend money wisely to position us for future growth

Community Involvement • “Community” is in our name • Proud to partner with customers and our communities • We are connected to local people and understand the needs of the our communities

Community Involvement Photos ALS – Denim Day

Community Involvement Photos Cont. ALS – walk participation

Community Involvement Photos Cont. Veteran’s Luncheon

Community Involvement Photos Cont. Mountain Top Little League

Community Involvement Photos Cont. Run for the Red

Community Involvement Photos Cont. Winterfest Downtown Stroudsburg

Community Involvement Cont. Community Involvement extends into education • Financial Literacy Programs • Pennsylvania Free Enterprise Week • Community Bank Case Study Competition • Stock Market Game

Community Involvement Cont. Our aim is to be: First Keystone Community Bank…….. The Bank for Y our Community

THANK YOU FOR ATTENDING! Our Key To a great bank is you!